UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2018

Old Line Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-50345	20-0154352
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 301-430-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5-Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2018 the Board of Directors of Old Line Bancshares, Inc. (the “Registrant”) elected Rosie Allen-Herring to the Boards of Directors of the Registrant and (acting on behalf of the Registrant as sole stockholder thereof) its wholly owned subsidiary, Old Line Bank. Ms. Allen-Herring will receive the same compensation as currently paid to our other Board members (other than the Chairman and Vice Chairman, who are paid an annual retainer in lieu of attendance fees) - (i) $700 for each attended Board of Directors meeting, (ii) $300 for each attended meeting of the Loan Committee, and (iii) $400 for each attended meeting of the Corporate Governance Committee, the Compensation Committee, the Audit Committee, the Risk Committee, the Strategic Opportunities Committee, and the Asset and Liability Committee, provided that if a Director attends any of these meetings via teleconference in lieu of in person, the Director receives $200 instead of the regular in-person payment. In addition, the Chairmen of the Corporate Governance Committee, the Compensation Committee, the Risk Committee, and the Audit Committee also receive an additional $300 for each meeting of their respective committees they attend in person. Further, each non-employee Director of Old Line Bank, other than the Chairman of the Board and the Vice Chairman of the Board, also receives an $8,400 quarterly retainer.

The Board of Directors did not elect Ms. Allen-Herring pursuant to any arrangements between Ms. Allen-Herring and the Registrant, Old Line Bank or any other person. There are no significant transactions between Ms. Allen-Herring and the Registrant or Old Line Bank.

The Registrant’s and Old Line Bank’s Boards of Directors have not yet determined on which committees of the Boards of Directors Ms. Allen-Herring will serve.

The press release announcing Ms. Allen-Herring’s election is attached as exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

99.1 Press Release dated July 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: July 2, 2018	By: /s/ Elise M. Hubbard
Elise M. Hubbard, Executive Vice President and Chief Financial Officer